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                                                                      EXHIBIT 21

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
                                                            Jurisdiction of        Percentage of
Subsidiaries of The Multicare Companies, Inc.                Incorporation           Ownership
Academy Nursing Home, Inc.                                        MA                    100%
ADS Apple Valley Limited Partnership                              MA                    100%
ADS Apple Valley, Inc.                                            MA                    100%
ADS Consulting, Inc.                                              MA                    100%
ADS Danvers ALF, Inc.                                             DE                    100%
ADS Dartmouth ALF, Inc.                                           DE                    100%
ADS Dartmouth General Partnership                                 MA                    100%
ADS Hingham ALF, Inc.                                             DE                    100%
ADS Hingham Nursing Facility Limited Partnership                  MA                    100%
ADS Hingham Nursing Facility, Inc.                                MA                    100%
ADS Home Health, Inc.                                             DE                    100%
ADS Management, Inc.                                              MA                    100%
ADS Palm Chelmsford, Inc.                                         MA                     49%
ADS Recuperative Center Limited Partnership                       MA                    100%
ADS Recuperative Center, Inc.                                     MA                    100%
ADS Reservoir Waltham, Inc.                                       MA                     49%
ADS Senior Housing, Inc.                                          MA                    100%
ADS Village Manor, Inc.                                           MA                    100%
ADS/Multicare, Inc.                                               DE                    100%
ADS-NDNE Danvers, L.L.C.                                          MA                    100%
ADS-NDNE  Dartmouth, L.L.C.                                       MA                    100%
ADS-NDNE Hingham, L.L.C.                                          MA                    100%
ANR, Inc.                                                         DE                    100%
Applewood Health Resources, Inc.                                  DE                    100%
Assisted Living Associates of Berkshire, Inc                      PA                    100%
Assisted Living Associates of Lehigh, Inc                         PA                    100%
Assisted Living Associates of Pennington, Inc.                    NJ                    100%
Assisted Living Associates of Sanatoga, Inc.                      PA                    100%
Assisted Living Associates of Wall, Inc.                          NJ                    100%
Automated Professional Accounts, Inc.                             WV                    100%
Berkeley Haven Limited Partnership                                WV                     50%
Berks Nursing Homes, Inc.                                         PA                    100%
Bethel Health Resources, Inc.                                     DE                    100%
Breyut Convalescent Center, Inc.                                  NJ                    100%
Breyut Convalescent Center, L.L.C.                                NJ                    100%
Brightwood Property, Inc.                                         WV                    100%
Canterbury of Sheperdstown Limited Partnership                    WV                     50%
Care Haven Associates                                             NJ                    100%
Care Haven Associates Limited Partnership                         WV                  68.69%
Century Care Construction, Inc.                                   NJ                    100%
Century Care Management, Inc.                                     DE                    100%
Chardon Quality Care, Inc                                         OH                    100%
Charlton Nursing Care Center                                      MA                     20%
Chateau Village Health Resources, Inc.                            DE                    100%
CHG Investment Corp., Inc.                                        DE                    100%
CHNR-1, Inc.                                                      DE                    100%
Colonial Hall Health Resources, Inc.                              DE                    100%
Colonial House Health Resources, Inc.                             DE                    100%

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
Concord Companion Care, Inc.                                      PA                    100%
Concord Health Group, Inc.                                        DE                    100%
Concord Healthcare Services, Inc.                                 PA                    100%
Concord Home Health, Inc.                                         PA                    100%
Concord Service Corporation                                       PA                    100%
Courtyard Nursing Care Center Partnership                         MA                  33.33%
Cumberland Associates of Rhode Island, L.P.                       DE                    100%
CVNR, Inc.                                                        DE                    100%
Dartmouth Assisted Living L.L.C.                                  DE                    100%
Dawn View Manor, Inc.                                             WV                    100%
Delm Nursing, Inc.                                                PA                    100%
Elmwood Health Resources, Inc.                                    DE                    100%
Encare of Mendham, Inc.                                           NJ                    100%
Encare of Mendham, L.L.C.                                         NJ                    100%
Encare of Pennsylvania, Inc.                                      PA                    100%
Encare of Pennypack, Inc.                                         PA                    100%
Encare of Quakertown, Inc.                                        PA                    100%
Encare of Wyncote, Inc.                                           PA                    100%
ENR, Inc.                                                         DE                    100%
Glenmark Associates - Dawnview Manor, Inc.                        WV                    100%
Glenmark Associates, Inc.                                         WV                    100%
Glenmark Limited Liability Company I                              WV                    100%
Glenmark Properties I, Limited Partnership                        WV                    100%
Glenmark Properties, Inc.                                         WV                    100%
GMA - Brightwood, Inc.                                            WV                    100%
GMA - Madison, Inc.                                               WV                    100%
GMA - Uniontown, Inc.                                             PA                    100%
GMA Construction, Inc.                                            WV                    100%
GMA Partnership Holding Company, Inc.                             WV                    100%
Groton Associates of Connecticut, L.P.                            DE                    100%
Health Resources of Academy Manor, Inc.                           DE                    100%
Health Resources of Arcadia, Inc.                                 DE                    100%
Health Resources of Boardman, Inc.                                DE                    100%
Health Resources of Bridgeton, Inc.                               NJ                    100%
Health Resources of Bridgeton, L.L.C.                             NJ                    100%
Health Resources of Brooklyn, Inc.                                DE                    100%
Health Resources of Cedar Grove, Inc.                             NJ                    100%
Health Resources of Cinnaminson, Inc.                             NJ                    100%
Health Resources of Cinnaminson, L.L.C.                           NJ                    100%
Health Resources of Colchester, Inc.                              CT                    100%
Health Resources of Columbus, Inc.                                DE                    100%
Health Resources of Cranbury, Inc.                                NJ                    100%
Health Resources of Cranbury, L.L.C.                              NJ                    100%
Health Resources of Cumberland, Inc.                              DE                    100%
Health Resources of Eatontown, Inc.                               NJ                    100%
Health Resources of Emery, Inc.                                   DE                    100%
Health Resources of Emery, L.L.C.                                 NJ                    100%
Health Resources of Englewood, Inc.                               NJ                    100%
Health Resources of Englewood, L.L.C.                             NJ                    100%
Health Resources of Ewing, Inc.                                   NJ                    100%
Health Resources of Ewing, L.L.C.                                 NJ                    100%
Health Resources of Fair Lawn, Inc.                               DE                    100%
Health Resources of Fair Lawn, L.L.C.                             NJ                    100%
Health Resources of Farmington, Inc.                              DE                    100%
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
Health Resources of Gardner, Inc.                                 DE                    100%
Health Resources of Glastonbury, Inc.                             CT                    100%
Health Resources of Groton, Inc.                                  DE                    100%
Health Resources of Jackson, Inc.                                 NJ                    100%
Health Resources of Jackson, L.L.C.                               NJ                    100%
Health Resources of Karmenta and Madison, Inc.                    DE                    100%
Health Resources of Lakeview, Inc.                                NJ                    100%
Health Resources of Lakeview, L.L.C.                              NJ                    100%
Health Resources of Lemont, Inc.                                  DE                    100%
Health Resources of Lynn, Inc.                                    NJ                    100%
Health Resources of Madison, Inc.                                 DE                    100%
Health Resources of Marcella, Inc.                                DE                    100%
Health Resources of Middletown (R.I.), Inc.                       DE                    100%
Health Resources of Montclair, Inc.                               NJ                    100%
Health Resources of Morristown, Inc.                              NJ                    100%
Health Resources of Norfolk, Inc.                                 DE                    100%
Health Resources of North Andover, Inc.                           DE                    100%
Health Resources of Norwalk, Inc.                                 CT                    100%
Health Resources of Pennington, Inc.                              NJ                    100%
Health Resources of Ridgewood, Inc.                               NJ                    100%
Health Resources of Ridgewood, L.L.C.                             NJ                    100%
Health Resources of Rockville, Inc.                               DE                    100%
Health Resources of Solomont/Brookline, Inc.                      DE                    100%
Health Resources of South Brunswick, Inc.                         NJ                    100%
Health Resources of Stafford, Inc.                                NJ                    100%
Health Resources of Tazewell, Inc.                                DE                    100%
Health Resources of Troy Hills, Inc.                              NJ                    100%
Health Resources of Voorhees, Inc.                                NJ                    100%
Health Resources of Wallingford, Inc.                             DE                    100%
Health Resources of Warwick, Inc.                                 DE                    100%
Health Resources of West Orange, L.L.C.                           NJ                    100%
Health Resources of Westwood, Inc.                                DE                    100%
Healthcare Rehab Systems, Inc.                                    PA                    100%
Helstat, Inc.                                                     WV                    100%
Hingham Healthcare Limited Partnership                            MA                     50%
HMNH Realty, Inc.                                                 DE                    100%
HRWV, Inc.                                                        WV                    100%
HRWV-1, Inc                                                       WV                    100%
HNCA, Inc.                                                        PA                    100%
Holly Manor Associates of New Jersey, L.P.                        DE                    100%
Horizon Associates, Inc.                                          WV                    100%
Horizon Mobile, Inc.                                              WV                    100%
HR of Charleston, Inc.                                            WV                    100%
HRWV Huntington, Inc.                                             WV                    100%
Lakewood Health Resources, Inc.                                   DE                    100%
Laurel Health Resources, Inc.                                     DE                    100%
Lehigh Nursing Homes, Inc.                                        PA                    100%
Long Term Assets, Inc.                                            DE                    100%
LRC Holding Company, Inc.                                         DE                    100%
LWNR, Inc.                                                        DE                    100%
Mabri Convalescent Center, Inc.                                   CT                    100%
Markglen, Inc.                                                    WV                    100%
Marlington Associates Limited Partnership                         WV                  44.06%
Marpe Development Company, Inc.                                   CT                    100%
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
Marshfield Health Resources, Inc.                                 DE                    100%
Mercerville Associates of New Jersey, L.P.                        DE                    100%
Merry Heart Health Resources, Inc.                                DE                    100%
MHNR, Inc.                                                        DE                    100%
Middletown (RI) Associates of Rhode Island, L.P.                  DE                    100%
Montgomery Nursing Homes, Inc.                                    PA                    100%
Multicare AMC, Inc.                                               DE                    100%
Multicare Home Health of Illinois, Inc.                           DE                    100%
Multicare Management, Inc.                                        NY                    100%
Multicare Member Holding Corp.                                    NJ                    100%
Multicare Payroll Corp.                                           NJ                    100%
Northwestern Management Services, Inc.                            OH                    100%
Nursing and Retirement Center of the Andovers, Inc.               MA                    100%
PHC Operating Corp.                                               DE                    100%
Pocahontas Continuous Care Center, Inc.                           WV                    100%
Point Pleasant Haven Limited Partnership                          WV                    100%
Pompton Associates, L.P.                                          NJ                    100%
Pompton Care, Inc.                                                NJ                    100%
Pompton Care, L.L.C.                                              NJ                    100%
Prescott Nursing Home, Inc.                                       MA                    100%
Progressive Rehabilitation Centers, Inc.                          DE                    100%
Providence Funding Corporation                                    DE                    100%
Providence Health Care, Inc.                                      DE                    100%
Providence Medical, Inc.                                          DE                    100%
Raleigh Manor Limited Partnership                                 WV                    100%
Rest Haven Nursing Home, Inc.                                     WV                    100%
Ridgeland Health Resources, Inc.                                  DE                    100%
River Pines Health Resources, Inc.                                DE                    100%
Rivershores Health Resources, Inc.                                DE                    100%
RLNR, Inc.                                                        DE                    100%
Roephel Convalescent Center, Inc.                                 NJ                    100%
Roephel Convalescent Center, L.L.C.                               NJ                    100%
Romney Health Care Center Limited Partnership                     WV                    100%
Rose Healthcare, Inc.                                             NJ                    100%
Rose View Manor, Inc.                                             PA                    100%
Roxborough Nursing Homes, Inc.                                    PA                    100%
RPNR, Inc                                                         DE                    100%
RSNR, Inc.                                                        DE                    100%
RVNR, Inc.                                                        DE                    100%
S.T.B. Investors, LTD.                                            NY                    100%
Schuylkill Nursing Homes, Inc.                                    PA                    100%
Schuylkill Partnership Acquisition Corp.                          PA                    100%
Scotchwood Massachusetts Holding Company, Inc.                    DE                    100%
Senior Living Ventures, Inc.                                      PA                    100%
Senior Source, Inc.                                               MA                    100%
Sisterville Haven Limited Partnership                             WV                    100%
Snow Valley Health Resources, Inc.                                DE                    100%
Solomont Family Fall River Venture, Inc.                          MA                    100%
Solomont Family Medford Venture, Inc.                             MA                    100%
Stafford Convalescent Center, Inc.                                DE                    100%
SVNR, Inc.                                                        DE                    100%
Teays Valley Haven Limited Partnership                            WV                    100%
The ADS Group, Inc.                                               MA                    100%
The Apple Valley Center Limited Partnership                       MA                     50%

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
The House of Campbell, Inc.                                       WV                    100%
The Multicare Companies, Inc.                                     DE                    100%
The Recuperative Center Limited Partnership                       MA                  47.55%
The Straus Group - Hopkins House, L.P.                            NJ                    100%
The Straus Group - Old Bridge, L.P.                               NJ                    100%
The Straus Group - Quakertown Manor, L.P.                         NJ                    100%
The Straus Group - Ridgewood, L.P.                                NJ                    100%
TMC Acquisition Corp.                                             NJ                    100%
Total Rehabilitation Center, Inc.                                 DE                    100%
Tri State Mobile Medical Services, Inc.                           WV                    100%
Wallingford Associates of Connecticut, L.P.                       DE                    100%
Warwick Associates of Rhode Island, L.P.                          DE                    100%
Westford Nursing and Retirement Center, Inc.                      MA                    100%
Westford Nursing and Retirement Center Limited Partnership        MA                    100%
Willow Manor Nursing Home, Inc.                                   MA                    100%
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